Exhibit 99.2

For Release 5 a.m. PDT

April 27, 2006

NetIQ Announces Third Quarter Fiscal 2006 Results

SAN JOSE, Calif. — April 27, 2006 — NetIQ Corp. (Nasdaq: NTIQ), a leading provider of integrated systems and security management solutions, today announced financial results for its third quarter of fiscal 2006 ended March 31, 2006.

The company also announced that it has signed a definitive agreement to be acquired by AttachmateWRQ for $12.20 per share in cash. Details of that announcement are available in a separate press release available on the company’s website at www.netiq.com.

GAAP Financial Results

Revenue for the third quarter of fiscal 2006 ended March 31, 2006 was $46.0 million, compared with $51.1 million in revenue from continuing operations for the same quarter of the prior year, and previously provided guidance of $41 million to $45 million. GAAP net loss from continuing operations was $3.9 million or $0.10 per basic and diluted share in the third quarter of fiscal 2006, compared with GAAP net loss from continuing operations of $3.2 million or $0.06 per basic and diluted share in the third quarter of fiscal 2005, and guidance of a GAAP net loss of $0.22 to $0.32 per diluted share. Previously provided guidance did not include the income tax effect of the sale of NetIQ’s building in San Jose. Results from continuing operations do not include the results of the WebTrends business, which was sold in the fourth quarter of fiscal 2005.

Non-GAAP Operating Results

Non-GAAP net income for the third quarter was $162,000 or breakeven per diluted share, compared with non-GAAP net loss from continuing operations of $669,000 or $0.01 per diluted share for the same period in the prior fiscal year. NetIQ previously provided guidance of non-GAAP net loss of $0.02 to $0.11 per diluted share.

Non-GAAP net income or loss from continuing operations presents the Company’s financial results from continuing operations adjusted to exclude the following: amortization and impairment of purchased technology and other intangible assets, employee stock-based compensation, impairment of goodwill, restructuring, impairment of or gains on sale of long-term investments and assets, other one-time non-operating gains, and related income tax effect, each as detailed under “Reconciliation of non-GAAP Information” in the attached financial statements. The exclusion of such items is not in accordance with generally accepted accounting principles, is not intended as a substitute for GAAP net income or loss or any other GAAP measure, and may not be consistent with similar measures used by other companies.

NetIQ’s management and board of directors believe that the non-GAAP information is an additional, meaningful measure of operating performance because it measures the principal operating results that can be directly influenced by management and provides more consistent comparability of the company’s financial results against historical results and the results reported by other software companies. Accordingly, it is used by NetIQ’s management and board of directors to measure the performance of the Company against its operational objectives.

The following statements are based on current expectations as of the date of this release. These statements are forward-looking, and actual results may differ materially. NetIQ does not undertake to update this information in any way or for any reason prior to disclosing actual results.

Third Quarter Continuing Operations Business Overview

The following is with respect to financial information from continuing operations.

•	Professional Services revenue has grown for eight consecutive quarters, and grew by 56% year to year.

•	Sales pipeline is flat from the same quarter one year ago with 29 fewer salespeople.

•	Sales and Marketing, Research and Development, and General and Administrative expenses excluding stock based compensation were $38.5 million, or 83.7% of revenue, compared with $45.7 million, or 89.4% of revenue, for Q3 2005.

•	NetIQ ended Q3 2006 with total cash and cash equivalents and short-term investments of $191.5 million, compared with $185.0 million held at the end of Q2 2006.

•	NetIQ spent approximately $400,000 on capital acquisitions during the quarter.

•	There was 1 deal over $1 million completed during the quarter.

•	9 of the top 10 deals were sales to existing customers.

•	4 of the top 10 deals were multi-product sales.

•	9 of the top 10 deals included sales of AppManager® software licenses.

•	4 of the top 10 deals were compliance driven.

•	Headcount was 828 at the end of Q3 2006, compared to 857 at the end of Q2 2006.

Recent Product Awards

•	NetIQ received industry recognition for its strong position in the security software market in the third quarter. IDC, a leading IT market research and advisory firm, named NetIQ the revenue and market share leader for the security and vulnerability management (SVM) software market for calendar year 2004. According to the IDC study, NetIQ led the SVM market category with a 6.9 percent market share.

•	NetIQ was named by Info Security Products Guide as a “Hot Company” winner for 2006 based on its analysis of more than 600 information security vendors from around the world. NetIQ’s security solutions, best-of-breed product suites and Knowledge-Based Service Assurance strategy were among the factors that contributed to its win.

New Product Introductions

•	NetIQ introduced the NetIQ® VoIP Security Solution to address organizations’ increasing needs to assure the security of their VoIP environments. The NetIQ VoIP Security Solution enables those using Cisco IP Telephony to improve security by reducing exposure time and protecting against the loss of confidential data, and was developed through NetIQ’s experience with managing more than 400,000 IP phones.

•

NetIQ introduced NetIQ Change AdministratorTM, a product that helps control changes on servers and that broadens the reach of NetIQ’s Operational Change Control portfolio by delivering a solution targeted at IT operations personnel rather than just the helpdesk administrator or active directory architect. NetIQ Change Administrator provides NetIQ with an opportunity to offer a change control solution to its installed base.

•	NetIQ recently purchased IntelliPolicy® for Clients from FullArmor Corporation, including both the IntelliPolicy brand name and product technology. IntelliPolicy for Clients provides centralized management and deployment of policy and configuration of Windows-based servers and desktops. It helps assure known and consistent configuration of an organization’s desktops and servers through centralized security and configuration management, the ability to control and enforce a wide variety of policy settings, and the ability to perform pinpoint targeting of policy settings.

NetIQ Analyst/Investor Conference Call

NetIQ will conduct a conference call at 6 a.m. Pacific time today to discuss the results of the quarter in greater detail. The dial-in number for the call is (888) 285-1136 (Domestic) and (706) 643-7520 (International) the conference ID is 7824189. A replay of the call will be available at (800) 642-1687 (Domestic) and (706) 645-9291 (International) the conference ID is 7824189. A live audio webcast of the presentation and a replay will be available on the NetIQ corporate website, www.netiq.com. The replay of the webcast will be available within 24 hours of the actual presentation.

About NetIQ

NetIQ is a leading provider of integrated systems and security management solutions that empower IT organizations with the knowledge and ability necessary to assure IT service. NetIQ’s Knowledge-Based Service Assurance products and solutions include embedded knowledge and tools to implement industry best practices and to better ensure operational integrity, manage service levels and risk, and ensure policy compliance. NetIQ’s modular, best-of-breed solutions for Performance & Availability Management, Security Management, Configuration & Vulnerability Management, and Operational Change Control integrate through an open, service-oriented architecture allowing for common reporting, analytics and dashboards. For more information about NetIQ, visit www.netiq.com or call (888) 323-6768.

Safe Harbor Statement

Statements in this press release regarding future operating results and statements other than statements of historical fact are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The company’s future results may differ from the results predicted and from other forward-looking statements made by the company. As well, the company’s third quarter results should not be considered as an indication of its future performance, due to variety of risks and uncertainties, including (1) the demand for the company’s software and services; (2) risks inherent in technology businesses generally, including the timing and successful development of new products, customer acceptance of new product offerings and product strategies, pricing of new products and competition in the company’s various product lines, the company’s ability to attract, retain and hire executives, technical personnel and other employees, and the company’s relationships with customers, suppliers and strategic partners; (3) the impact of consolidation and competition in the enterprise software market on the company’s product lines, pricing and commercial viability and (4) the amount of the charges and the impact of restructuring activities undertaken by the company. For a more comprehensive discussion of risks and uncertainties relating to the company’s business, please read the discussions of these risks in documents the company files from time to time with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2005. All of the information in this press release is as of April 27, 2006, and the company undertakes no responsibility to update this information.

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Contacts:

Greg Klaben, Investor Relations 1-408-856-1894, greg.klaben@netiq.com

Patricia Morley, Corporate Communications 713-418-5782, patricia.morley@netiq.com

NetIQ Corporation

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2006	2005	2006	2005
Software license revenue	$21,490	$24,745	$61,992	$86,113
Service revenue	24,513	26,353	77,330	77,000

Total revenue	46,003	51,098	139,322	163,113

Cost of software license revenue	2,000	1,128	4,304	3,611
Cost of service revenue	7,216	6,776	21,419	19,932
Amortization of purchased technology	1,521	2,953	7,064	8,860

Total cost of revenue	10,737	10,857	32,787	32,403

Gross profit	35,266	40,241	106,535	130,710

Operating expenses:
Sales and marketing	22,840	26,089	71,527	77,921
Research and development	12,728	12,159	39,955	38,522
General and administration	7,510	7,430	28,541	21,689
Employee stock-based compensation	—	384	—	881
Amortization of other intangible assets	—	2,147	3,737	6,406
Restructuring	700	—	22,313	19

Total operating expenses	43,778	48,209	166,073	145,438

Loss from operations	(8,512)	(7,968)	(59,538)	(14,728)

Other income (expenses):
Interest income, net	1,822	1,582	5,120	4,126
Gain on sale of long-term investments	—	—	—	4,100
Gain on sale of technology, net	—	2,893	10,918	2,893
Other, net	(174)	(163)	(386)	394

Total other income, net	1,648	4,312	15,652	11,513

Loss before income taxes	(6,864)	(3,656)	(43,886)	(3,215)
Income tax expense (benefit)	(2,992)	(426)	(2,242)	1,120

Loss from continuing operations	(3,872)	(3,230)	(41,644)	(4,335)

Discontinued operations, net of tax:
Income from discontinued operations	—	167	—	2,399
Gain on sale of discontinued operations, net	2,729	—	2,729	—

Income from discontinued operations	2,729	167	2,729	2,399

Net loss	$(1,143)	$(3,063)	$(38,915)	$(1,936)

Basic and diluted earnings (loss) per share:
Continuing operation	$(0.10)	$(0.06)	$(1.01)	$(0.08)
Discontinued operations	0.07	—	0.07	0.04

Net earnings (loss) per share	$(0.03)	$(0.06)	$(0.95)	$(0.04)

Shares used to compute basic and diluted earnings per share	38,427	54,162	41,109	54,759

NetIQ Corporation

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2006	2005	2006	2005
RECONCILIATION OF NON-GAAP INFORMATION:

Net loss from continuing operations	$(3,872)	$(3,230)	$(41,644)	$(4,335)

Adjustments:
Amortization of purchased technology	1,521	2,953	7,064	8,860
Employee stock-based compensation:	—	384	—	881
Cost of service revenue	339	—	1,051	—
Sales and marketing	1,563	—	5,004	—
Research and development	1,454	—	5,107	—
General and administration	1,566	—	9,253	—
Amortization of other intangible assets	—	2,147	3,737	6,406
Restructuring	700	—	22,313	19
Gain on sale of long-term investments	—	—	—	(4,100)
Other one-time gains	—	(2,893)	(10,918)	(2,893)

Total adjustments	7,143	2,591	42,611	9,173

Income tax effect	(3,109)	(30)	(1,706)	(1,096)

Non-GAAP net income (loss)	$162	$(669)	$(740)	$3,742

Non-GAAP earnings (loss) per share	$0.00	$(0.01)	$(0.02)	$0.07

Shares used to compute non-GAAP earnings (loss) per share	40,340	55,075	41,109	55,513

NetIQ Corporation

Condensed Consolidated Balance Sheets

(In thousands)

	March 31, 2006	June 30, 2005
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$53,145	$101,432
Short-term investments	138,361	195,311
Accounts receivable, net	24,659	25,989
Prepaid expenses and other	4,402	6,694

Total current assets	220,567	329,426

Property and equipment, net	8,784	40,594
Other intangible assets, net	16,161	15,758
Long-term investments	3,714	3,714
Other assets	942	929
Goodwill	93,153	96,034

Total assets	$343,321	$486,455

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$6,487	$9,939
Accrued compensation and related benefits	9,236	10,034
Other liabilities	9,661	12,523
Restructuring liability	706	—
Deferred revenue, current portion	44,435	50,703

Total current liabilities	70,525	83,199

Deferred revenue, net of current portion	2,056	2,621

Total liabilities	72,581	85,820

Stockholders’ equity:
Common stock	2,726,778	2,835,822
Deferred employee stock-based compensation	—	(17,594)
Accumulated deficit	(2,454,994)	(2,416,078)
Accumulated other comprehensive loss	(1,044)	(1,515)

Total stockholders’ equity	270,740	400,635

Total liabilities and stockholders’ equity	$343,321	$486,455

NetIQ Corporation

Condensed Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended March 31,
	2006	2005
Cash flows from operating activities:
Net loss	$(38,915)	$(1,936)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	15,901	25,872
Amortization of employee stock-based compensation	20,444	886
Loss on sale of short-term investments and property and equipment	106	196
Impairment of long-lived asset	18,675	—
Gain on sale of long term investments	—	(4,100)
Gain on sale of technology	(10,918)	(2,893)
Other	153	—
Changes in:
Accounts receivable	1,250	(120)
Prepaid expenses and other	3,301	534
Accounts payable	(3,409)	150
Accrued compensation and related benefits	(773)	69
Other liabilities	(2,839)	1,011
Restructuring liability	706	(844)
Deferred revenue	(2,821)	529

Net cash provided by operating activities	861	19,354

Cash flows from investing activities:
Purchases of property and equipment, net	(2,052)	(7,414)
Proceeds from sales of property and equipment	9,698	42
Cash used in acquisitions	—	(808)
Purchases of short-term investments	(91,224)	(97,590)
Proceeds from maturities of short-term investments	144,095	102,022
Proceeds from sales of long-term investments	—	5,000
Proceeds from sales of short-term investments	4,139	4,912
Purchase of technology	(11,274)	(300)
Proceeds from sale of technology	8,836	2,209
Other	(19)	108

Net cash provided by investing activities	62,199	8,181

Cash flows from financing activities:
Proceeds from sale of common stock	14,370	3,671
Repurchase of common stock	(126,266)	(23,526)

Net cash used in financing activities	(111,896)	(19,855)
Effect of exchange rate changes on cash	549	692

Net increase (decrease) in cash and cash equivalents	(48,287)	8,372
Cash and cash equivalents, beginning of period	101,432	57,841

Cash and cash equivalents, end of period	$53,145	$66,213